UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549





                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 27, 2004


                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


     DELAWARE                     0-21802                  34-1741211
     (STATE  OR  OTHER  JURISDICTION   (COMMISSION       (IRS  EMPLOYER
     OF  INCORPORATION)             FILE  NUMBER)     IDENTIFICATION  NO.)


     3450  W.  CENTRAL  AVENUE,  SUITE  328
     TOLEDO,  OHIO                                          43606
     (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)          (ZIP  CODE)


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (419) 535-6374





ITEM  5.     OTHER  EVENTS

N-Viro International Corporation announced today in a press release it has received a preliminary offer to meet its minimum funding for the current private placement of its common stock, which is attached as Exhibit 99.1.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:          January  27,  2004          By:   /s/  James  K.  McHugh
                ------------------                ------------------------
                                                  James  K.  McHugh
                                                  Chief  Financial  Officer

                                                       Exhibit  99.1
                                                       -------------

                       NEWS RELEASE FOR IMMEDIATE RELEASE
                          For More Information Contact:
     Terry J. Logan, Ph.D., N-Viro International Corp., tlogan@nviro.com (419)
                                    535-6374


                         N-VIRO ANNOUNCES FUNDING OFFER

Toledo, Ohio, January 27, 2004 - Toledo, Ohio. N-Viro International Corp. (OTC BB/NVIC.OB) announced today it has received a preliminary offer to meet its minimum funding for the current Private Placement of its common stock. The Company has received an offer from a private investment group for a minimum of $750,000 of stock. Further details on the exact contract terms will be made available if an agreement has been completed.

"We are pleased to have received this offer," said Phil Levin, Chairman of N-Viro's Board of Directors. "The potential funding would be used to improve the balance sheet, implement new marketing tools and expand research and development."

N-Viro International Corporation develops and licenses its technology to municipalities and private companies. N-Viro's patented processes use lime and/or mineral-rich combustion by-products to treat, pasteurize, immobilize and convert wastewater sludge and other bio-organic wastes into biomineral agricultural and soil-enrichment products with real market value. More information about N-Viro International can be obtained by contacting the office, on the Internet at www.nviro.com or by e-mail inquiry to info@nviro.com.

The Company cautions that words used in this document such as "hopes," "expects," "anticipates,""believes" and "may," as well as similar words and expressions used herein, identify and refer to statements describing events that may or may not occur in the future. These forward-looking statements and the matters to which they refer are subject to considerable uncertainty that may cause actual results to be materially different from those described herein. For example, while the Company anticipates completion of a private placement of equity securities, the failure to reach agreement as to the final terms or amount of investment could jeopardize the offer and the Company will not be successful in completing the anticipated private placement. The failure to complete the anticipated private placement could have an adverse material impact upon the Company's liquidity, financial position, and ability to continue as a going concern.

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